UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

of 1934

Date of Report (Date of earliest event reported):  November 11, 2021

_______________________________

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-39120	84-2421185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Capitol Blvd. Suite 1000 Boise, Idaho (Address of principal executive offices)	83702 (Zip Code)

(208) 331-8400

(Registrant's telephone number, including area code)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Select Market
Warrants to purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 11, 2021, the Board of Directors (“Board”) of US Ecology, Inc. (“Company”) approved base salary and certain equity awards for Jeffrey R. Feeler, and the Compensation Committee approved base salary and certain equity awards for each of Simon G. Bell, Steven D. Welling, Eric L. Gerratt, and Andrew P. Marshall (each, an “Executive”). On the same day, the Board approved a management incentive plan and related target percentages.

2022 Base Salary

Effective with the first payroll of 2022, the base salary of Mr. Bell will increase from $453,000 to $473,000. The annual base salary of each of Mr. Welling and Mr. Gerratt will increase from $425,000 to $442,000 and the annual base salary of Mr. Marshall will increase from $320,000 to $333,000. Mr. Feeler’s annual base salary will remain unchanged from the prior year at $625,000.

2022 Management Incentive Plan

The Board approved the 2022 Management Incentive Plan (“2022 MIP”) under which each Executive will be eligible to receive a cash incentive payment for fiscal year 2022 (“Plan Year”) based upon the achievement of three independent objectives: (1) financial; (2) environmental and social; and (3) individual performance (each, a “Plan Objective”). The payout available for achievement of 100% of each Plan Objective is a percentage of an Executive’s annual base salary (“Target Incentive”). The Target Incentive is 105% of base salary for Mr. Feeler and 85% of base salary for each of Messrs. Bell, Welling, Gerratt and Marshall. The amount available for achievement of a Plan Objective is weighted as a percentage of an Executive’s Target Incentive and may be earned even if the threshold performance is not met for another Plan Objective.

Financial: The portion of an Executive’s Target Incentive based on financial performance (“Finance Target Incentive”) increases with every percentage point over 89% of each of the Company’s target (1) adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA Target”) and (2) adjusted free cash flow (“FCF Target”) (each, a “Base MIP Target”) and are weighted at 40% and 20%, respectively, of an Executive’s Target Incentive and 67% and 33% respectively of the Finance Target Incentive. Upon achievement of 90% of a Base MIP Target, the Executive will earn 50% of the Finance Target Incentive, multiplied by the corresponding weight; 67% in the case of the EBITDA Target and 33% in case of the FCF Target (each, a “Target Weight”). For every percentage point achievement over 90% of a Base MIP Target, up to and including 100%, an Executive will earn 5% of the Finance Target Incentive, multiplied by the Target Weight. Upon 100% achievement of a Base MIP Target, 100% of the Finance Target Incentive, multiplied by the Target Weight, will be available to an Executive. In the event the Company exceeds 100% of a Base MIP Target, an Executive will be eligible for an additional incentive payment in an amount calculated by multiplying his Target Incentive by 20% for every 1% increase over 100% of a Base MIP Target and multiplied further by the Target Weight. The additional incentive payments are capped at one time an Executive’s Target Incentive (achieved at 105% of each Base MIP Target) for a maximum potential incentive payment of two times the Executive’s Target Incentive.

Environmental and Social (“E&S”): The portions of an Executive’s Target Incentive based on E&S are weighted cumulatively at 20% of an Executive’s Target Incentive and consist of performance measured by a health and safety metric and overall environmental compliance. The metric for health and safety (weighted at 10%) is based on the Company’s Total Recordable Incident Rate with a target determined by the Compensation Committee. The metric for environmental compliance is determined by the avoidance of Notices of Violation or Enforcement with monetary penalties during the Plan Year and is weighted at 10% of an Executive’s Target Incentive. The Target Incentive related to compliance will be earned based on a determination by the Compensation Committee, taking into consideration, among other things, the dollar amount of a monetary penalty paid (or accrued under generally accepted accounting principles) in the Plan Year, severity of the Notices of Violation or Enforcement, regulatory basis for penalty and respective fact patterns.

Individual Performance: Up to 20% of an Executive’s Target Incentive will be awarded based on the Executive’s performance, including teamwork, leadership, promoting the Company’s culture, achievement of established annual priorities, effective use of Company resources and other evaluative factors.

2022 Equity Awards

The Board approved the award of restricted stock and Performance Stock Units (“PSUs”) to each Executive with a grant date of January 3, 2022. The value of the shares underlying each award of restricted stock and PSUs will be equal to the amounts set forth in the table below as of the grant date. Restricted stock will vest in equal annual installments over three years.

Executive	Restricted Stock	Performance Stock Units	Total
Jeffrey R. Feeler President and Chief Executive Officer	$900,000	$900,000	$1,800,000
Simon G. Bell Executive Vice President and Chief Operating Officer	$308,000	$308,000	$616,000
Steven D. Welling Executive Vice President of Sales and Marketing	$297,000	$297,000	$594,000
Eric L. Gerratt Executive Vice President and Chief Financial Officer	$297,000	$297,000	$594,000
Andrew P. Marshall Executive Vice President of Regulatory Compliance and Safety	$179,000	$179,000	$358,000

Each PSU represents a contingent right to receive one share of the Company’s common stock (“Target PSUs”). The number of PSU’s to which an Executive will be entitled will be determined based on a one-year measurement period from January 1, 2022 to December 31, 2022 (“Performance Period ”) based on achievement of established targets with respect to the Company’s revenue growth and net debt leverage, each weighted at 50% of the Target PSUs. Based on actual results, each Executive will be eligible to receive 0% to 200% of the Target PSUs. The PSUs will be earned over a three-year period beginning January 1, 2022, cliff vesting on December 31, 2024. After the payout under the PSUs is determined, the number of shares to be provided is subject to modification (“TSR Modifier”) based on the percentage change in the price of the Company’s common stock from January 1, 2022 to December 31, 2024 relative to the percentage change in the price of the common stock of certain companies in the environmental and facilities industry during such period (“TSR Peer Group”). Based on the percentage of the TSR Peer Group companies whose total stockholder return the Company exceeded during the Performance Period (“TSR Ranking”), the payout will be modified as follows:

TSR Ranking	Percentage Modification of PSU Payout
<25th Percentile	-25%
25th to 74th Percentile	0%
>74th Percentile	+25%

Item 8.01 Other Events

The Board reviewed the compensation arrangement for non-employee directors and approved an increase in the annual cash retainer for the Lead Independent Director from $15,000 to $30,000. All other elements of non-employee director compensation remain unchanged from that previously approved by the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: November 17, 2021	By: /S/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer